Exhibit 77Q3.1

Registrant: American Century Investment Trust

File Number: 811-7822

Registrant CIK Number: 0000908406


(a)(i) As of May 28, 2003, an evaluation was performed under the supervision and with the participation of the Registrant's management, including the President (Principal Executive Officer) and Treasurer (Principal Financial Officer), of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on that evaluation, the Registrant's management, including the President and Treasurer, concluded that the Registrant's disclosure controls and procedures were effective as of May 28, 2003.

(a)(ii)There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect internal controls subsequent to May 28, 2003.


I, William M. Lyons, certify that:

1. I have reviewed this report on Form N-SAR of American Century Investment
Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 28, 2003

/s/William M. Lyons
William M. Lyons
President & Principal Executive Officer

I, Maryanne Roepke, certify that:

1. I have reviewed this report on Form N-SAR of American Century Investment
Trust;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

May 28, 2003


/s/Maryanne Ropeke
Maryanne Roepke
Treasurer & Principal Financial Officer


The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15, 72DD, 73A, 74U and 74V. The complete answers are as follows:



Item 15

Custodian:                                                 Sub-Custodian:
J.P. Morgan Chase & Company                               See Attachment A

                                  Attachment A
a. Foreign Subcustodians:

Country                                                  Foreign Subcustodian

ARGENTINA                                                 JPMorgan Chase Bank
                                                                 Buenos Aires
------------------------ -----------------------------------------------------
AUSTRALIA                         Australia and New Zealand Banking Group Ltd.
                                                                    Melbourne
------------------------ -----------------------------------------------------
AUSTRIA                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
BAHRAIN                                               National Bank of Bahrain
                                                                        Manama
------------------------ -----------------------------------------------------
BANGLADESH                                             Standard Chartered Bank
                                                                         Dhaka
------------------------ -----------------------------------------------------
BELGIUM                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
BERMUDA                                           The Bank of Bermuda Limited
                                                                     Hamilton
------------------------ -----------------------------------------------------
BOTSWANA                                     Barclays Bank of Botswana Limited
                                                                      Gaborone
------------------------ -----------------------------------------------------
BRAZIL                                                         Citibank, N.A.
                                                                   Sao Paulo
------------------------ -----------------------------------------------------
BULGARIA                                                        ING Bank N.V.
                                                                      Sofia
------------------------ -----------------------------------------------------
CANADA                                                   Royal Bank of Canada
                                                                     Toronto
------------------------ -----------------------------------------------------
                                                         Royal Bank of Canada
                                                                     Toronto
------------------------ -----------------------------------------------------
CHILE                                                           Citibank, N.A
                                                                    Santiago
------------------------ -----------------------------------------------------
CHINA - SHANGHAI                                                Citibank, N.A.
                                                                     New York
------------------------ -----------------------------------------------------
CHINA - SHENZHEN                                           JPMorgan Chase Bank
                                                                    Hong Kong
------------------------ -----------------------------------------------------
COLOMBIA                           Cititrust Colombia S.A. Sociedad Fiduciaria
                                                            Santa Fe de Bogota
------------------------ ---- ------------------------------------------------
CROATIA                                            Privredna banka Zagreb d.d.
                                                                       Zagreb
------------------------ ---- ------------------------------------------------
CYPRUS                                            The Cyprus Popular Bank Ltd.
                                                                      Nicosia
------------------------ ---- ------------------------------------------------
CZECH REPUBLIC                             Ceskoslovenska obchodni banka, a.s.
                                                                       Prague
------------------------ ---- ------------------------------------------------
DENMARK                                                Nordea Bank Danmark A/S
                                                                    Copenhagen
------------------------ ---- ------------------------------------------------
ECUADOR                                                        Citibank, N.A.
                                                                        Quito
------------------------ ---- ------------------------------------------------
EGYPT                                                           Citibank, N.A.
                                                                        Cairo
------------------------ -----------------------------------------------------
ESTONIA                                                         Esti Uhispank
                                                                      Tallinn
------------------------ -----------------------------------------------------
FINLAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
FRANCE                                                         J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
                                                               J.P. Morgan AG
                                                                    Frankfurt
------------------------ ----------------------------------------------------
GERMANY                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
GHANA                                           Barclays Bank of Ghana Limited
                                                                        Accra
------------------------ -----------------------------------------------------
GREECE                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ -----------------------------------------------------
HONG KONG                                                 JPMorgan Chase Bank
                                                                   Hong Kong
------------------------ -----------------------------------------------------
HUNGARY                                                           ING Bank Rt.
                                                                    Budapest
------------------------ -----------------------------------------------------
ICELAND                                                      Islandsbanki-FBA
                                                                    Reykjavik
------------------------ -----------------------------------------------------
INDIA                                       The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Mumbai
------------------------ -----------------------------------------------------
                                                      Standard Chartered Bank
                                                                      Mumbai
------------------------ -----------------------------------------------------
INDONESIA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Jakarta
------------------------ -----------------------------------------------------
IRELAND                                                        J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
ISRAEL                                               Bank Leumi le-Israel B.M.
                                                                     Tel Aviv
------------------------ -----------------------------------------------------
ITALY                                                          J.P. Morgan AG
                                                                    Frankfurt
------------------------ -----------------------------------------------------
IVORY COAST                                                  Societe Generale
                                                                       Paris
------------------------ -----------------------------------------------------
JAMAICA                                FirstCaribbean International Trust and
                                              Merchant Bank (Jamaica) Limited
                                                                    Kingston
------------------------ ----------------------------------------------------
JAPAN                                                     JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                        Tokyo
------------------------ ----------------------------------------------------
JORDAN                                                         Arab Bank Plc
                                                                       Amman
------------------------ ----------------------------------------------------
KAZAKHSTAN                                           ABN AMRO Bank Kazakhstan
                                                                      Almaty
------------------------ ----------------------------------------------------
KENYA                                          Barclays Bank of Kenya Limited
                                                                      Nairobi
------------------------ ----------------------------------------------------
LATVIA                                                            Hansabanka
                                                                        Riga
------------------------ ----------------------------------------------------
LEBANON                                                   JPMorgan Chase Bank
                                                                    New York
------------------------ ----------------------------------------------------
LITHUANIA                                                 Vilniaus Bankas AB
                                                                    Vilnius
------------------------ ----------------------------------------------------
LUXEMBOURG                                                   J.P. Morgan AG
                                                                  Frankfurt
------------------------ ----------------------------------------------------
MALAYSIA                                          HSBC Bank Malaysia Berhad
                                                                Kuala Lumpur
------------------------ ----------------------------------------------------
MALTA                                                 HSBC Bank Malta p.l.c.
                                                                   Valletta
------------------------ ----------------------------------------------------
MAURITIUS                                  The Hongkong and Shanghai Banking
                                                        Corporation Limited
                                                                 Port Louis
------------------------ ----------------------------------------------------
MEXICO                                               Banco J.P. Morgan, S.A.
                                                               Mexico, D.F
------------------------ ----------------------------------------------------
                                              Banco Nacional de Mexico, S.A.
                                                               Mexico, D.F
------------------------ ----------------------------------------------------
MOROCCO                                     Banque Commerciale du Maroc S.A.
                                                                Casablanca
------------------------ ----------------------------------------------------
NAMIBIA                                     Standard Bank of Namibia Limited
                                                                  Windhoek
------------------------ ----------------------------------------------------
NETHERLANDS                                                   J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
                                                              J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
NEW ZEALAND                                     National Bank of New Zealand
                                                                  Wellington
------------------------ ----------------------------------------------------
*NIGERIA*                          The Standard Bank of South Africa Limited
                                                                Johannesburg
-----------------------------------------------------------------------------
NORWAY                                                   Den norske Bank ASA
                                                                        Oslo
------------------------ ----------------------------------------------------
OMAN                                                          Oman Arab Bank
                                                                      Muscat
------------------------ ----------------------------------------------------
PAKISTAN                                                      Citibank, N.A.
                                                                    Karachi
------------------------ ----------------------------------------------------
                                                            Deutsche Bank AG
                                                                     Karachi
------------------------ ----------------------------------------------------
                                                      Standard Chartered Bank
                                                                     Karachi
------------------------ ----------------------------------------------------
PERU                                               Banco de Credito del Peru
                                                                        Lima
------------------------ ----------------------------------------------------
PHILIPPINES                                The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                      Manila
------------------------ ----------------------------------------------------
POLAND                                             Bank Rozwoju Eksportu S.A.
                                                                     Warsaw
------------------------ ----------------------------------------------------
PORTUGAL                                                      J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
ROMANIA                                                         ING Bank N.V.
                                                                    Bucharest
------------------------ ----------------------------------------------------
*RUSSIA*                                                  JPMorgan Chase Bank
                                                                    New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
------------------------ --- ------------------------------------------------
                                                          JPMorgan Chase Bank
                                                                     New York
                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                                                                     Account)
---------------------------- ------------------------------------------------
SINGAPORE                                 Oversea-Chinese Banking Corporation
                                                                    Singapore
------------------------ --- ------------------------------------------------
SLOVAK REPUBLIC                                  Vseobecno Uverova Banka S.A.
                                                                  Bratislava
------------------------ --- ------------------------------------------------
SLOVENIA                           Bank Austria Creditanstalt d.d. Ljubljana
                                                                    Ljubljana
------------------------ --- ------------------------------------------------
SOUTH AFRICA                       The Standard Bank of South Africa Limited
                                                                Johannesburg
------------------------ --- ------------------------------------------------
SOUTH KOREA                                 The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                                       Seoul
------------------------ --- ------------------------------------------------
                                                      Standard Chartered Bank
                                                                        Seoul
------------------------ --- ------------------------------------------------
SPAIN                                                         J.P. Morgan AG
                                                                   Frankfurt
------------------------ ----------------------------------------------------
SRI LANKA                                   The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                      Colombo
------------------------ ----------------------------------------------------
SWEDEN                                                  Svenska Handelsbanken
                                                                   Stockholm
------------------------ ----------------------------------------------------
SWITZERLAND                                                           UBS AG
                                                                      Zurich
------------------------ -----------------------------------------------------
TAIWAN                                                     JPMorgan Chase Bank
                                                                       Taipei
------------------------ -----------------------------------------------------
                                             The Hongkong and Shanghai Banking
                                                          Corporation Limited
                                                                       Taipei
------------------------ -----------------------------------------------------
THAILAND                                               Standard Chartered Bank
                                                                      Bangkok
------------------------ -----------------------------------------------------
TUNISIA                           Banque Internationale Arabe de Tunisie, S.A.
                                                                        Tunis
------------------------ -----------------------------------------------------
TURKEY                                                    JPMorgan Chase Bank
                                                                     Istanbul
------------------------ -----------------------------------------------------
*UKRAINE*                                                    ING Bank Ukraine
                                                                        Kiev
------------------------------------------------------------------------------
U.A.E. The National Bank of Abu Dhabi                              Abu Dhabi
------------------------ -----------------------------------------------------
U.K.                                                                National
                                                                  Westminster
                                                                        Bank
                                                                      London
------------------------ -----------------------------------------------------
URUGUAY                                                      BankBoston, N.A
                                                                  Montevideo
------------------------ ----------------------------------------------------
U.S.A.                                                               JPMorgan
                                                                     Chase
                                                                     Bank
                                                                     New
                                                                     York
------------------------ ----------------------------------------------------
VENEZUELA                                                      Citibank, N.A.
                                                                     Caracas
------------------------ ----------------------------------------------------
VIETNAM                                     The Hongkong and Shanghai Banking
                                                         Corporation Limited
                                                           Ho Chi Minh City
------------------------ ----------------------------------------------------
ZAMBIA                                       Barclays Bank of Zambia Limited
                                                                      Lusaka
------------------------ ----------------------------------------------------
ZIMBABWE                                    Barclays Bank of Zimbabwe Limited
                                                                      Harare
------------------------ ---------------------------------------------------


For period ending  03/31/2003
Series Number:  1

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted) Investor Class 31,864 2. Dividends for a second class of open-end company shares (000's omitted)
         Advisor Class 127
         A Class         -
         B Class         -
         C Class         2
73A.     Payments per share outstanding during the entire current period:
         1.
         Dividends from net investment income
          Investor Class            0.0118
2.       Dividends for a second class of open-end company shares
         Advisor Class              0.0093
         A Class                         -
         B Class                         -
         C Class                         -

74U.     1. Number of shares outstanding (000's omitted)
            Investor Class 2,574,703
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
            Advisor Class 5,430
            A Class          25
            B Class          25
            C Class          40

77V.     1. Net asset value per share (to nearest cent)
            Investor Class $1.00
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
           Advisor Class   $1.00
           A Class         $1.00
           B Class         $1.00
           C Class         $1.00

Series 3

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
            Investor Class      8,793
         2. Dividends for a second class of open-end company shares (000's omitted)
            Advisor Class         481
            Institutional Class  11,773
            A Class                   1
            B Class                   -
            C Class                   1

73A.     Payments per share outstanding during the entire current period:
         3.
         Dividends from net investment income
         Investor Class            0.4821
4.       Dividends for a second class of open-end company shares
         Advisor Class             0.4565
         Institutional  Class      0.5026
         A Class                   0.0620
         B Class                   0.0545
         C Class                   0.0544

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class            18,989
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class              1,105
         Institutional Class       26,931
         A Class                       28
         B Class                        8
         C Class                       33

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $10.47
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class             $10.47
         Institutional Class       $10.47
         A Class                   $10.47
         B Class                   $10.47
         C Class                   $10.47

Series 4

72DD. 1. Total income dividends for which record date passed during the period. (000's omitted)
         Investor Class              2,043
        2. Dividends for a second
         class of open-end company shares (000's omitted)
         Advisor Class                   -
         A Class                         4
         B Class                         -
         C Class                         2

73A.     Payments per share outstanding during the entire current period:
         5. Dividends from net investment income
          Investor Class            0.1779
6.       Dividends for a second class of open-end company shares
         Advisor Class              0.1790
         A Class                    0.0729
         B Class                    0.0669
         C Class                    0.1594

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class             12,766
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
         Advisor Class                   -
         A Class                       125
         B Class                         9
         C Class                        46

77V.     1. Net asset value per share (to nearest cent)
         Investor Class              $ 6.13
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)
         Advisor Class               $ 6.13
         A Class                     $ 6.13
         B Class                     $ 6.13
         C Class                     $ 6.13